SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 21, 2000
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                            1615 N. 24th West Avenue
                                 Tulsa, OK 74127
                    ----------------------------------------
                    (Address of principal executive offices)

                                  918/295-8289
                               918/295-2163 (fax)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

    Nevada                        000-26425                      84-1402416
---------------             ------------------------         -------------------
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 21, 2000, NextPath Technologies, Inc. completed the sale of certain assets, including equipment, personnel and technology of the Servo Division of it's wholly-owned subsidiary, Willow Systems, Inc. to Corning, Inc. (NYSE: GLW) for $15-million cash.

The proceeds of the sale are intended to be applied to the payment of NextPath debt, to consummate planned acquisitions, and to further technology development.

A press release regarding this transaction was issued by NextPath on July 24, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are filed with this report, but if required, they will be filed within 60 days after the date that the initial Form 8-K must be filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEXTPATH TECHNOLOGIES, INC.


                                            By:/s/David A. Nuttle
                                               --------------------------------
                                               David A. Nuttle, President

Date:  July 24, 2000